                                                              Exhibit 24



                                    PPG INDUSTRIES, INC.

                                    POWER OF ATTORNEY
                                      (Savings Plan)


          I, LUCIE J. FJELDSTAD, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and Edward J. Mazeski, Jr., or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about April 22, 1994 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of April, 1994.




                                                    /s/ Lucie J. Fjeldstad
                                                        LUCIE J. FJELDSTAD

                                    PPG INDUSTRIES, INC.

                                    POWER OF ATTORNEY
                                      (Savings Plan)


          I, STANLEY C. GAULT, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and Edward J. Mazeski, Jr., or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about April 22, 1994 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of April, 1994.




                                                       /s/ Stanley C. Gault
                                                           STANLEY C. GAULT

                                    PPG INDUSTRIES, INC.

                                    POWER OF ATTORNEY
                                      Savings Plan)


          I, ALLEN J. KROWE, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and Edward J. Mazeski, Jr., or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about April 22, 1994 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

         WITNESS my hand this 20th day of April, 1994.




                                                        /s/ Allen J. Krowe
                                                            ALLEN J. KROWE

                                     PPG INDUSTRIES, INC.

                                     POWER OF ATTORNEY
                                       (Savings Plan)


          I, STEVEN C. MASON, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and Edward J. Mazeski, Jr., or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about April 22, 1994 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 20th day of April, 1994.




                                                     /s/ Steven C. Mason
                                                         STEVEN C. MASON

                                    PPG INDUSTRIES, INC.

                                    POWER OF ATTORNEY
                                      (Savings Plan)


          I, HAROLD A. McINNES, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and Edward J. Mazeski, Jr., or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about April 22, 1994 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 20th day of April, 1994.




                                                   /s/ Harold A. McInnes
                                                       HAROLD A. McINNES

                                    PPG INDUSTRIES, INC.

                                    POWER OF ATTORNEY
                                      (Savings Plan)


          I, ROBERT MEHRABIAN, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and Edward J. Mazeski, Jr., or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about April 22, 1994 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 21st day of April, 1994.




                                                    /s/ Robert Mehrabian
                                                        ROBERT MEHRABIAN

                                    PPG INDUSTRIES, INC.

                                    POWER OF ATTORNEY
                                      (Savings Plan)


          I, VINCENT A. SARNI, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and Edward J. Mazeski, Jr., or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about April 22, 1994 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 18th day of April, 1994.




                                                     /s/ Vincent A. Sarni
                                                         VINCENT A. SARNI

                                    PPG INDUSTRIES, INC.

                                    POWER OF ATTORNEY
                                      (Savings Plan)


          I, DAVID G. VICE, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and Edward J. Mazeski, Jr., or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about April 22, 1994 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 20th day of April, 1994.




                                                        /s/ David G. Vice
                                                            DAVID G. VICE

                                    PPG INDUSTRIES, INC.

                                    POWER OF ATTORNEY
                                     (Savings Plan)


         I, DAVID R. WHITWAM, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and Edward J. Mazeski, Jr., or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about April 22, 1994 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

         WITNESS my hand this 21st day of April, 1994.




                                                     /s/ David R. Whitwam
                                                         DAVID R. WHITWAM

                                    PPG INDUSTRIES, INC.

                                    POWER OF ATTORNEY
                                      (Savings Plan)


          I, JERRY E. DEMPSEY, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Guy A. Zoghby and Edward J. Mazeski, Jr., or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about April 22, 1994 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 20th day of April, 1994.




                                                     /s/ Jerry E. Dempsey
                                                         JERRY E. DEMPSEY